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                                                                   EXHIBIT 10.36

                             MEADE INSTRUMENTS CORP.
                             -----------------------

                          EMPLOYEE STOCK OWNERSHIP PLAN
                          -----------------------------

                                 Amendment No. 3
                                 ---------------


         WHEREAS, Meade Instruments Corp. (the "Company") maintains the Meade Instruments Corp. Employee Stock Ownership Plan (the "Plan") for the benefit of its eligible Employees;

         WHEREAS, it is desirable to amend the Plan to change the Plan Year;

         NOW, THEREFORE, the definition of "Plan Year" in Section 2 of the Plan is hereby restated, effective as of December 31, 1997, to read as follows:


   Plan Year ....................      The 12-month period ending on each
                                       December 31st and coinciding with each
                                       Allocation Year; provided, however, that the 10-month period March - December
                                       1997 shall be a short Plan Year.

         To record the adoption of this Amendment No. 3, the Company has caused it to be executed this 30th day of October, 1997.



                                                   MEADE INSTRUMENTS CORP.



                                                   By /s/ Brent W. Christensen
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